UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020 (June 30, 2020)

Match Group, Inc.

(Match Group Holdings II, LLC, as successor by merger to Match Group, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX	75231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on June 30, 2020 of the transactions contemplated by that certain Transaction Agreement (the “Transaction Agreement”), dated as of December 19, 2019 and amended as of April 28, 2020 and as further amended as of June 22, 2020, by and among (i) IAC/InterActiveCorp, a Delaware corporation (“Old IAC”) and now known as Match Group, Inc. (“New Match”), (ii) IAC Holdings, Inc., a Delaware corporation (“IAC Holdings”) (now known as IAC/InterActiveCorp (“New IAC”)), (iii) Valentine Merger Sub LLC, a Delaware limited liability company, and now known as Match Group Holdings II, LLC (“Match Merger Sub”), and (iv) Match Group, Inc., a Delaware corporation (“Old Match” or the “Company”) (collectively, the “Parties”).

On June 30, 2020, pursuant to the Transaction Agreement, the Parties completed the separation of the businesses of the Company from the remaining businesses of Old IAC (the “Separation”) through a series of transactions that resulted in the pre-transaction stockholders of New Match owning shares in two, separate public companies—(1) New Match, which retained the businesses of the Company and certain Old IAC financing subsidiaries (the “Match Businesses”), and (2) New IAC, which was renamed “IAC/InterActiveCorp” and which owns IAC’s other businesses (the “IAC Businesses”)—and the pre-transaction stockholders of the Company (other than Old IAC) owning shares in New Match.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2020, the Company entered into the Amended and Restated Employee Matters Agreement with New Match and IAC Holdings in connection with the completion of the Separation. A summary of the principal terms of the Amended and Restated Employee Matters Agreement is set forth in the section entitled “The Transaction Agreement—Ancillary Agreements—Employee Matters Agreement” contained in Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-236420) filed by Old IAC and IAC Holdings on April 28, 2020 (the “Registration Statement”). This summary is incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

In addition, on June 30, 2020, prior to the effective time of the Reclassification (as defined below), pursuant to the Demand Promissory Note (the “Note”), dated as of June 30, 2020, the Company loaned Old IAC an aggregate principal amount of $853,598,364.00 (the “Match Loan”), which is equal to the product of (i) $3.00 and (ii) the number of shares of the Company’s capital stock outstanding immediately prior to the effective time of the Reclassification, excluding any shares of the Company’s capital stock held by a wholly owned subsidiary of the Company. Following receipt by Old IAC of the full amount of the Match Loan, as part of the Restructuring Transactions (as defined below), Old IAC contributed the proceeds of the Match Loan to New IAC, less an amount equal to the product of $3.00 multiplied by the aggregate number of shares of the Company’s capital stock in respect of which the holders thereof made a valid cash election in connection with the Match merger (as defined below). Following the Separation, the Match Loan became an obligation of New Match payable to the Company and may be eliminated during certain intercompany transactions between the Company and New Match. The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In addition, Match Merger Sub, as the surviving entity of the Match merger (as defined below), entered into the following agreements in connection with the completion of the Separation, reflecting the assumption by Match Merger Sub of Old Match’s rights and obligations under each of the following debt agreements:

•	the Supplemental Indenture (the “5.000% Notes Supplemental Indenture”), by and among Old Match, Match Merger Sub and the Trustee, to that certain Indenture, dated as of December 4, 2017, by and between Old Match and the Trustee (the “5.000% Notes Indenture”), relating to the issuance of Old Match’s 5.000% Senior Notes due 2027 (the “5.000% Notes”);

•	the Supplemental Indenture (the “4.625% Notes Supplemental Indenture”), by and among Old Match, Match Merger Sub and the Trustee, to that certain Indenture, dated as of May 19, 2020, by and between Old Match and the Trustee (the “4.625% Notes Indenture”), relating to the issuance of Old Match’s 4.625% Senior Notes due 2028 (the “4.625% Notes”);

•	the Supplemental Indenture (the “5.625% Notes Supplemental Indenture”), by and among Old Match, Match Merger Sub and the Trustee, to that certain Indenture, dated as of February 15, 2019, by and between Old Match and the Trustee (the “5.625% Notes Indenture”), relating to the issuance of Old Match’s 5.625% Senior Notes due 2029 (the “5.625% Notes”);

•	the Supplemental Indenture (the “4.125% Notes Supplemental Indenture”), by and among Old Match, Match Merger Sub and the Trustee, to that certain Indenture, dated as of February 11, 2020, by and between Old Match and the Trustee (the “4.125% Notes Indenture”), relating to the issuance of Old Match’s 4.125% Senior Notes due 2030 (the “4.125% Notes”); and

•	the Joinder and Reaffirmation Agreement (the “Joinder and Reaffirmation Agreement”), by and among Old Match, Match Merger Sub, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, to that certain Credit Agreement (the “Credit Agreement”), dated as of November 16, 2015, among Old Match, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, as amended.

A summary of the principal terms of the 5.000% Notes is set forth in Old Match’s Current Report on Form 8-K filed on December 4, 2017. A summary of the principal terms of the 4.625% Notes is set forth in Old Match’s Current Report on Form 8-K filed on May 20, 2020. A summary of the principal terms of the 5.625% Notes is set forth in Old Match’s Current Report on Form 8-K filed on February 15, 2019. A summary of the principal terms of the 4.125% Notes is set forth in Old Match’s Current Report on Form 8-K filed on February 11, 2020. These summaries are incorporated herein by reference. The summaries and the foregoing descriptions of each of the 5.000% Notes Indenture, the 5.000% Notes Supplemental Indenture, the 4.625% Notes Indenture, the 4.625% Notes Supplemental Indenture, the 5.625% Notes Indenture, the 5.625% Notes Supplemental Indenture, the 4.125% Notes Indenture and the 4.125% Notes Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9, respectively, and are incorporated herein by reference.

The foregoing descriptions of the Joinder and Reaffirmation Agreement and the Credit Agreement, as amended, do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On June 30, 2020, New Match terminated the following agreements with the Company in connection with the completion of the Separation:

•	Tax Sharing Agreement, dated as of November 24, 2015;

•	Investor Rights Agreement, dated as of November 24, 2015;

•	Services Agreement, dated as of November 24, 2015; and

•	Master Transaction Agreement, dated as of November 24, 2015.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The transactions described under the Introductory Note of this Current Report on Form 8-K, which is incorporated herein by reference, included the following steps (the “Transactions”):

•	Prior to the completion of the Separation, Old IAC transferred to IAC Holdings $837,912,786 in cash and the IAC Businesses in certain internal restructuring transactions, including Old IAC’s ownership interests in Care.com, IAC Group, LLC, IAC Work, LLC and certain other assets and associated liabilities, which entities and assets are the entities and assets through which the IAC Businesses have historically been conducted (the “Restructuring Transactions”).

•	In exchange for the transfers referenced immediately above, IAC Holdings issued to Old IAC a total of 79,342,768 shares of common stock of IAC Holdings (“New IAC Common Stock”), 5,789,499 shares of Class B common stock of IAC Holdings (“New IAC Class B Common Stock”) and 1,413,740 shares of Series A Cumulative Preferred Stock of IAC Holdings (“New IAC Preferred Stock”).

•	All of the shares of New IAC Preferred Stock held by Old IAC were exchanged by Old IAC with USANi LLC (“USANi”), a Delaware limited liability company and a wholly owned subsidiary of IAC Holdings, for all of the (i) outstanding notes of Old IAC held by USANi and (ii) outstanding shares of Series C Cumulative Preferred Stock, par value $0.01 per share, of Old IAC and Series D Cumulative Preferred Stock, par value $0.01 per share, of Old IAC held by USANi.

•	Holders of Old IAC common stock, par value $0.001 per share (“Old IAC Common Stock”), received, through a series of steps, in exchange for each outstanding share of Old IAC Common Stock that they held:

o	One share of New IAC Common Stock; and

o	2.1584 shares of Old IAC Class M common stock, par value $0.001 per share (“Old IAC Class M Common Stock”), as calculated pursuant to the definition of the “Reclassification Exchange Ratio” in the Transaction Agreement.

•	Holders of Old IAC Class B common stock, par value $0.001 per share (“Old IAC Class B Common Stock”), received, through a series of steps, in exchange for each outstanding share of Old IAC Class B Common Stock that they held:

o	One share of New IAC Class B Common Stock; and

o	2.1584 shares of Old IAC Class M Common Stock, as calculated pursuant to the definition of the “Reclassification Exchange Ratio” in the Transaction Agreement (the series of steps by which Old IAC stockholders exchange Old IAC Common Stock and Old IAC Class B Common Stock, the “Reclassification”).

•	The Company merged with and into Match Merger Sub, with Match Merger Sub surviving the merger as an indirect wholly-owned subsidiary of New Match (the “Match merger”).

•	Holders of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”) (other than IAC and its subsidiaries), received, through the Match merger, in exchange for each outstanding share of Company Common Stock that they held:

o	One share of Old IAC Class M Common Stock; and

o	At the holder’s election, either (i) $3.00 in cash or (ii) 0.03370 of a share of Old IAC Class M Common Stock, which is equal to Old IAC Class M Common Stock with a value of $3.00, calculated based on the volume-weighted average trading price of shares of Company Common Stock for the ten consecutive Nasdaq trading days ending on the fifth Nasdaq trading day immediately before June 30, 2020, minus $3.00, which equaled $88.9466 (an “additional stock election”). Holders of Company Common Stock who did not make an election were treated as having made an additional stock election.

•	Effective June 30, 2020, pursuant to amendments to Old IAC’s Restated Certificate of Incorporation, among other changes, Old IAC was renamed “Match Group, Inc.” and the Old IAC Class M Common Stock was renamed “Common Stock.”

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Match Loan, the 5.000% Notes Indenture, the 5.000% Notes Supplemental Indenture, the 4.625% Notes Indenture, the 4.625% Notes Supplemental Indenture, the 5.625% Notes Indenture, the 5.625% Notes Supplemental Indenture, the 4.125% Notes Indenture, the 4.125% Notes Supplemental Indenture, the Joinder and Reaffirmation Agreement and the Credit Agreement is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 30, 2020, in connection with the consummation of the Separation, the Company notified Nasdaq of the completion of the Separation and requested that the Company Common Stock be withdrawn from listing on Nasdaq. On June 30, 2020, Nasdaq filed a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the Company Common Stock to report the delisting of the Company Common Stock from Nasdaq and to suspend trading of the Company Common Stock on Nasdaq prior to the opening of trading on July 1, 2020. The Company intends to file with the SEC a certificate of notice of termination on Form 15 with respect to the Company Common Stock, requesting that the Company Common Stock be deregistered under the Exchange Act, and that the reporting obligations of the Company with respect to the Company Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the Transactions is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On June 30, 2020, as of the effective time of the Match merger, each of Sharmistha Dubey, Joseph Levin, Ann L. McDaniel, Thomas J. McInerney, Glenn H. Schiffman, Pamela S. Seymon, Alan G. Spoon, Mark Stein and Gregg Winiarski ceased to be members of the board of directors of the Company.

Removal of Officers

On June 30, 2020, as of the effective time of the Match merger, Sharmistha Dubey (Chief Executive Officer), Gary Swidler (Chief Operating Officer and Chief Financial Officer), Philip D. Eigenmann (Senior Vice President and Chief Accounting Officer) and Jared F. Sine (Chief Legal Officer and Secretary) ceased to be officers of the Company and were appointed as executive officers of New Match and Match Merger Sub in their same respective positions.

Assignment of Employment Agreements

On June 30, 2020, immediately after the consummation of the Separation, Match Merger Sub, New Match and Ms. Dubey entered into that certain Assignment of Employment Agreement to New Match (the “Dubey Assignment Agreement”), whereby New Match assumed the previous employment agreement between the Company and Ms. Dubey relating to Ms. Dubey’s position as Chief Executive Officer of the Company. The foregoing description of the Dubey Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On June 30, 2020, immediately after the consummation of the Separation, Match Merger Sub, New Match and Mr. Swidler entered into that certain Assignment of Employment Agreement to New Match (the “Swidler Assignment Agreement”), whereby New Match assumed the previous employment agreement between the Company and Mr. Swidler relating to Mr. Swidler’s position as Chief Operating Officer and Chief Financial Officer of the Company. The foregoing description of the Swidler Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

On June 30, 2020, immediately after the consummation of the Separation, Match Merger Sub, New Match and Mr. Sine entered into that certain Assignment of Employment Agreement to New Match (the “Sine Assignment Agreement”), whereby New Match assumed the previous employment agreement between the Company and Mr. Sine relating to Mr. Sine’s position as Chief Legal Officer and Secretary of the Company. The foregoing description of the Sine Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Assumption of 2017 Stock and Annual Incentive Plan

On June 30, 2020, pursuant to the Transaction Agreement, in connection with the consummation of the Separation, the Match Group, Inc. Amended and Restated 2017 Stock and Annual Incentive Plan, as amended by the First Amendment to the Match Group, Inc. Amended and Restated 2017 Stock and Annual Incentive Plan (as amended, the “2017 Match Group Plan”) was assumed by New Match. From and following such date, New Match became the sponsor of the 2017 Match Group Plan and issuer with respect to the shares of Company Common Stock issued under the 2017 Match Group Plan. All awards outstanding immediately prior to the Separation were assumed by New Match and converted into awards in respect of shares of Company Common Stock in accordance with the Transaction Agreement.

Assumption of 2015 Stock and Annual Incentive Plan

On June 30, 2020, pursuant to the Transaction Agreement, in connection with consummation of the Separation, the Match Group, Inc. 2015 Stock and Annual Incentive Plan, as amended by the First Amendment to the Match Group, Inc. 2015 Stock and Annual Incentive Plan and the Second Amendment to the Match Group, Inc. 2015 Stock and Annual Incentive Plan (as amended, the “2015 Match Group Plan”) was assumed by New Match. From and following such date, New Match became the sponsor of the 2015 Match Group Plan and issuer with respect to the shares of Company Common Stock issued under the 2015 Match Group Plan. All awards outstanding immediately prior to the Separation were assumed by New Match and converted into awards in respect of shares of Company Common Stock in accordance with the Transaction Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As of the effective time of the Match merger, the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated By-laws of the Company ceased to be in effect by operation of law and the Certificate of Formation of Match Merger Sub (the “Initial Certificate of Formation”) and the Limited Liability Agreement of Match Merger Sub (the “Initial LLC Agreement”) as in effect immediately prior to the Match merger and consistent with the terms of the Transaction Agreement remained the organizational documents of Match Merger Sub as the surviving entity of the Match merger. On June 30, 2020, in connection with the consummation of the Separation, Match Merger Sub filed the Certificate of Amendment of Certificate of Formation of Match Merger Sub (the “Certificate of Amendment”), which provided for Match Merger Sub’s change in name from “Valentine Merger Sub LLC” to “Match Group Holdings II, LLC.” Also on June 30, 2020, Match Merger Sub amended and restated the Initial LLC Agreement to reflect the Separation (the “A&R LLC Agreement”). The foregoing descriptions of the Initial Certificate of Formation, Certificate of Amendment, Initial LLC Agreement and the A&R LLC Agreement do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Formation of Valentine Merger Sub LLC.
3.2	Certificate of Amendment of Certificate of Formation of Valentine Merger Sub LLC.
3.3	Limited Liability Company Agreement of Valentine Merger Sub LLC.
3.4	Amended & Restated Limited Liability Company Agreement of Match Group Holdings II, LLC.
4.1	Demand Promissory Note, dated as of June 30, 2020, by IAC/InterActiveCorp (incorporated by reference to Exhibit 4.1 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
4.2	Indenture, dated December 4, 2017, between Match Group, Inc. and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Old Match’s Current Report on Form 8-K, filed on December 4, 2017).
4.3	Supplemental Indenture, dated as of June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC and Computershare Trust Company, N.A., as Trustee, relating to the 5.000% Senior Notes due 2027 (incorporated by reference to Exhibit 4.9 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
4.4	Indenture, dated May 19, 2020, between Match Group, Inc. and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Old Match’s Current Report on Form 8-K, filed on May 20, 2020).
4.5	Supplemental Indenture, dated as of June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC and Computershare Trust Company, N.A., as Trustee, relating to the 4.625% Senior Notes due 2028 (incorporated by reference to Exhibit 4.11 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
4.6	Indenture, dated as of February 15, 2019, between Match Group, Inc. and Computershare Trust Company, N.A. as trustee (incorporated by reference to Exhibit 4.1 to Old Match’s Current Report on Form 8-K, filed on February 15, 2019).
4.7	Supplemental Indenture, dated as of June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC and Computershare Trust Company, N.A., as Trustee, relating to the issuance of the 5.625% Senior Notes due 2029 (incorporated by reference to Exhibit 4.13 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
4.8	Indenture, dated February 11, 2020, between Match Group, Inc. and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Old Match’s Current Report on Form 8-K, filed on February 11, 2020).
4.9	Supplemental Indenture, dated as of June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC and Computershare Trust Company, N.A., as Trustee, relating to the issuance of the 4.125% Senior Notes due 2030 (incorporated by reference to Exhibit 4.15 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
10.1	Amended and Restated Employee Matters Agreement, dated as of June 30, 2020, by and among IAC/InterActiveCorp, Match Group, Inc. and IAC Holdings, Inc (incorporated by reference to Exhibit 10.2 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
10.2	Assignment of Employment Agreement among Sharmistha Dubey, Match Group, Inc. and Valentine Merger Sub LLC, dated as of June 30, 2020 (incorporated by reference to Exhibit 10.14 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
10.3	Assignment of Employment Agreement among Gary Swidler, Match Group, Inc. and Valentine Merger Sub LLC, dated as of June 30, 2020 (incorporated by reference to Exhibit 10.17 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
10.4	Assignment of Employment Agreement among Jared Sine, Match Group, Inc. and Valentine Merger Sub LLC, dated as of June 30, 2020 (incorporated by reference to Exhibit 10.19 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
10.5	Amended and Restated Credit Agreement, dated as of November 16, 2015, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.11 to Old Match’s Annual Report on Form 10-K, filed on March 28, 2016).
10.6	Amendment No. 3, dated as of December 8, 2016, to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on December 8, 2016).
10.7	Amendment No. 4, dated as of August 14, 2017, to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, as further amended as of December 8, 2016, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on August 17, 2017).
10.8	Amendment No. 5 dated as of December 7, 2018 to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, as further amended as of December 8, 2016, and as further amended as of August 14, 2017, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the other parties thereto (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on December 13, 2018).
10.9	Amendment No. 6 dated as of February 13, 2020 to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, as further amended as of December 8, 2016, as further amended as of August 14, 2017 and as further amended as of December 7, 2018, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the other parties thereto (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on February 20, 2020).
10.10	Joinder and Reaffirmation Agreement, dated as June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, to the Credit Agreement, dated as of November 16, 2015, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, as amended (incorporated by reference to Exhibit 10.25 to New Match’s Current Report on Form 8-K, filed on July 2, 2020).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

_____________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Match Group Holdings II, LLC, as successor by merger to Match Group, Inc.

By:	/s/ Jared F. Sine
Name:	Jared F. Sine
Title:	Chief Legal Officer & Secretary

Date: July 2, 2020